SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

1521 Concord Pike, Brandywine West, Suite 301, Wilmington, Delaware 19803
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 302-778-8227

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

        GrafTech International Ltd. hereby incorporates by reference the contents of the press release, dated September 15, 2004, announcing certain global graphite electrode price increases. A copy of this press release is furnished herewith as Exhibit 99.1.

        GrafTech International Ltd. hereby incorporates by reference the contents of the press release, dated September 15, 2004, announcing certain specialty graphite price increases. A copy of this press release is furnished herewith as Exhibit 99.2.

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of GrafTech International Ltd., dated September 15, 2004.

99.2	Press release of GrafTech International Ltd., dated September 15, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2004	GRAFTECH INTERNATIONAL LTD. By: /s/ Corrado F. De Gasperis ________________________________ Corrado F. De Gasperis Vice President, Chief Financial Officer & Chief Information Officer

EXHIBIT INDEX

99.1	Press release of GrafTech International Ltd., dated September 15, 2004.

99.2	Press release of GrafTech International Ltd., dated September 15, 2004.